Segment disclosure	12 Months Ended
Dec. 31, 2020
Segment Reporting [Abstract]
Segment disclosure	Segment disclosure
ASML has one reportable segment, for the development, production, marketing, sales, upgrading and servicing of advanced semiconductor equipment systems, consisting of lithography, metrology and inspection systems. Its operating results are regularly reviewed by the Chief Operating Decision Maker in order to make decisions about resource allocation and assess performance.
Management reporting includes net system sales figures of new and used systems, sales per technology and sales per end-use. For the sales per technology and end-use, see Note 3 Revenue from contracts with customers.
Net system sales for new and used systems were as follows:

Year ended December 31 (€, in millions)	2018	2019	2020
New systems	8,115.6	8,807.1	10,160.8
Used systems	143.5	189.1	155.8
Net system sales	8,259.1	8,996.2	10,316.6

For geographical reporting, total net sales are attributed to the geographic location in which the customers’ facilities are located. Long-lived assets are attributed to the geographic location in which these assets are located.
Total net sales and long-lived assets (consisting of property, plant and equipment) by geographic region were as follows:

Year ended December 31 (€, in millions)	Total net sales	Long-lived assets
2020
Japan	542.8	8.3
South Korea	4,151.6	34.1
Singapore	84.9	2.1
Taiwan	4,731.3	164.3
China	2,324.4	17.8
Rest of Asia	1.6	0.4
Netherlands	1.6	1,625.2
EMEA	483.3	129.2
United States	1,657.0	488.9
Total	13,978.5	2,470.3

2019
Japan	463.2	6.5
South Korea	2,202.1	24.1
Singapore	120.0	1.6
Taiwan	5,357.0	131.6
China	1,377.7	21.3
Rest of Asia	2.6	0.5
Netherlands	2.6	1,396.0
EMEA	314.6	4.3
United States	1,980.2	413.4
Total	11,820.0	1,999.3

2018
Japan	567.6	8.2
South Korea	3,725.1	24.6
Singapore	222.5	1.1
Taiwan	1,989.5	96.5
China	1,842.8	16.2
Rest of Asia	1.9	0.4
Netherlands	1.2	1,113.8
EMEA	631.7	5.1
United States	1,961.7	323.6
Total	10,944.0	1,589.5
In 2019 and 2020, 3 customers exceed more than 10% of total net sales, in 2020 totaling €9,946.5 million, or 71.2%, of total net sales (2019: €8,018.1 million, or 67.8%). In 2018, 4 customers exceed more than 10% of total net sales, totaling €7,931.4 million, or 72.5%. Our three largest customers (based on total net sales) accounted for €2,757.0 million, or 80.1%, of accounts receivable and finance receivables at December 31, 2020, compared with €2,191.8 million, or 77.2%, at December 31, 2019.
Substantially all of our sales were export sales in 2020, 2019 and 2018.
The increase in total net sales of €2,158.5 million, or 18.3%, to €13,978.5 million in 2020 from €11,820.0 million in 2019 (2018: €10,944.0 million) is driven by higher volumes in EUV, higher average selling prices in EUV for the NXE:3400C relative to the NXE:3400B and growth in our service and field options business. The Logic sector continued to be strong in 2020, and was the largest consumer of our most advanced EUV systems as well. Memory demand picked up in 2020 after a decline in 2019. South Korea saw the largest geographic sales growth in support of expanding capacity in Foundry and DRAM production lines.
In Q4 2020, 2 systems have been moved into storage on our premises after completion, through a long-term storage arrangement with a customer. For both systems we have recognized revenue as a bill-and-hold transaction since control has transferred to the customer.